EXHIBIT 99.1

 NEWS RELEASE – For Immediate Dissemination

Her Highness Cannabis Brand Now available in Nevada through Body and Mind Partnership

VANCOUVER, B.C., CANADA (November 24, 2020) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or“BaM”), a multi-state cannabis operator, and Her Highness, a growing cannabis brand designed to introduce and educate women around cannabis, announces today the launch of Her Highness in Nevada through their production licensing agreement.

Her Highness will launch Quarantine Queen, a 20-pack of indoor-grown pre-rolls and the brand’s fan-favorites Giggle and High Priestess Vape Pens. Her Highness Lip-Logo canvas totes will be complimentary with purchases at select dispensaries.

Also launching in Nevada through the BaM partnership is Her Highness’ Last Prisoner Project Pre-Roll collection: individual pre-roll and lighter sets that portray the moving stories of one of three women who were incarcerated due to non-violent cannabis offenses. Proceeds from the Last Prisoner Project Pre-roll collection support women with cannabis convictions who are working to be released from prison or re-entering after release.

“We’re excited to partner with Her Highness as the Nevada cannabis market continues to see strong increases in year over year sales,” stated Michael Mills, CEO of Body and Mind. “Our new production facility combined with our strong distribution platform offers a turn-key opportunity for Her Highness to grow their innovative brand in the expanding Nevada market.”

Already retailing throughout California, Her Highness is a cannabis lifestyle brand built with a goal to capture the female cannabis market. With an elevated range of thoughtfully reimagined cannabis products for enjoyment and self-care, Her Highness satisfies every woman’s cannabis curiosity and craving.

“We’re thrilled to be launching with Body and Mind as our partner in Nevada. Known for dedication to quality and effective market penetration, they really understand our brand and passion for our mission,” stated Allison Krongard, co-founder of Her Highness. “The level of commitment to detail and support we’ve seen already tells us we’re on a path to success in this excting market.”

Her Highness co-founders, Laura Eisman and Allison Krongard, set out to fill the gap in the market with a premium cannabis experience that was infused with a sense of play and delivered with style.

“The Body and Mind collaboration kicks off Her Highness’ expansion beyond California into additional legal markets throughout the US and internationally,” commented Laura Eisman, co-founder of Her Highness. “BaM was quick to recognize Her Highness’ potential in the Nevada market, specifically in Las Vegas, a city sure to embrace the brand's bold and glamorous approach and undeniable appeal to women.”

Through the partnership with BaM, Her Highness’ line of cannabis products are now available at dispensaries throughout Nevada. https://bamcannabis.com/nevada/

About Her Highness:

Her Highness is a female-first lifestyle cannabis brand based in New York designed for the modern cannabis consumer. With an elevated brand aesthetic, a sophisticated collection of cannabis and CBD products and stylish consumption accessories, Her Highness is created for the feminine lifestyle. Her Highness’ accessories and CBD line retails online with their THC line available in California and Nevada. Curated with female-friendly effects like clear head, sans-munchies, anxiety-free and high-functioning, Her Highness products are developed to benefit women, addressing specific needs in their daily lives. Made with the highest quality materials and pure ingredients, Her Highness delivers a clean, reliable experience and memorable high. Her Highness is committed to supporting all women in cannabis. Through a partnership with the Last Prisoner Project, Her Highness both donates and raises funds that directly support women incarcerated for non-violent cannabis crimes.

To learn more about Her Highness’ elevated experience visit www.herhighness.com and follow along on Instagram and Twitter at @herhighnessnyc.

Media Contact:

Melissa Vitale

info@melissavitale.com

About Body and Mind Inc.

BaM is a debt free multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. BaM’s wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, pursuing state licensing opportunities and mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President and CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.